THE BANC STOCK
                                   GROUP FUND



                                  DIAMOND HILL
                                   FOCUS FUND



                               SEMI-ANNUAL REPORT
                                 August 31, 2000




                                     [LOGO]

                                BANC STOCK GROUP
                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229

                           THE BANC STOCK GROUP FUND

October 23, 2000

Dear Shareholder:

Thank you for your investment in The Banc Stock Group Fund. This is our semi-annual report, in which we will share with you our view of the activities of the general stock market, the banking sector and community and small regional banks.

THE MARKET

Major stock market averages in the U.S. are lower this year than at the end of 1999. A number of high profile companies have announced disappointing earnings and prospects over the last three quarters. This trend seems most evident in those companies with international business interests which have been adversely affected by a strong U.S. dollar. Major market averages in Europe and Asia are down 10% or more (adjusted for U.S. dollars), while interest rates raise the specter of a global economic slowdown evidenced by lower growth and sales. Despite the downturn, the major market averages, including the S&P 500 and the NASDAQ Composite, continue to trade at historically high price to earnings ratios.

BANK STOCKS

In spite of all these developments, the banking industry has enjoyed strong earnings due to increasing non-interest income and high loan growth. But what of inflation fears? The Federal Reserve Board, in an attempt to stem inflation, has consistently raised the interest rates that banks charge each other four times since August 1999. The financial sector has been generally affected by this steady increase in rates. Banks have been operating with reduced interest margins and resultant reductions in net interest income. The good news may be that the coming year points to a possible slowing rate of inflation. In an atmosphere of slowing economic growth the Fed. may once again begin a process of lowering interest rates. Such moves would improve the prospects for earnings within the financial sector.

THE BANC STOCK GROUP FUND

We believe that, in this environment, independent banks are good businesses in which to invest for the long term. The earnings of many community and small regional banks remain strong and P/E ratios are attractive. This is an important concept when compared to the deterioration of loan quality associated with larger banks having national and international exposure to the prevailing world economies. The Banc Stock Group Fund's style of investing improves its prospects over the long-run by concentrating its portfolio on well-run community and regional banks with good earnings track records, clearly articulated plans for sustained growth and high quality credit exposure. We believe that this clear and precise method of investing will benefit our investors in the years to come.

On behalf of The Banc Stock Group Fund, we appreciate your investment and look forward to serving you and your family for many years. Should you have any questions, please feel free to call us at 1-800-733-2265.

Best Regards,

THE BANC STOCK GROUP FUND


Mark A. Davis
Fund Manager

                             DIAMOND HILL FOCUS FUND

October 23, 2000

Dear Shareholder:

The Diamond Hill Focus Fund began operations on June 30, 2000 with seed money provided by the parent company, The Bank Stock Group. The Fund was declared effective August 1, 2000, allowing public participation in the Fund. The purpose of the Fund is to provide long-term capital appreciation and will use the S&P 500 Index as a benchmark. Ric Dillon, CFA, and Tom Schindler, CFA, will co-manage the Diamond Hill Focus Fund.

OUR STRATEGY

The Focus Fund invests in common stocks that the Fund's advisor believes to be undervalued. The managers do not confine their search for undervalued securities to a specific market capitalization range. The Fund normally "focuses" its investments in approximately 20 companies across economic sectors. As managers, we conduct fundamental research and attempt to understand the economics of the underlying business and its management, and then only pay a price that is rational. Our valuation approach is rooted in the concept that a stock has an intrinsic value that is independent of its current market price. This intrinsic value can be estimated by forecasting future cash flows generated by the business and discounting them to the present at an appropriate rate. Neither "market timing" nor "sector rotation" is actively employed.

THE MARKET

By the end of 1999, large dichotomies had emerged between companies the market deemed "haves" and those considered "have-nots". The technology sector again led the way in 1999 as "dot.com" mania persisted. While a lot of speculative excesses have been wrung out this year, at this point we do not feel the overall market is "cheap" by any means. Yet, we are finding what we believe are attractive opportunities in many areas.

RESULTS FOR THE FIRST QUARTER

The Focus Fund had a closing NAV of $10.37 on September 29, 2000, representing an increase of 3.70% from its initial price of $10.00 on June 30, 2000. The S&P 500 Index decreased by .97% on a total return basis over the same period. First Republic Bank was the largest contributor to this positive performance, aided by optimism that the Fed has finished raising rates in an attempt to head off inflationary pressures. SunGard Data Systems, the Fund's largest holding as of September 29, 2000, was the second largest contributor as the company's earnings have resumed solid double digit gains following a slowdown in last year's 4th and this year's 1st quarter.

Thank you again for your investment in the Diamond Hill Focus Fund. Our mission is to execute a disciplined investment process in order to achieve superior long-term investment results for our shareholders. Shareholder communication is important to us, so that we may convey what we believe is a sound approach to investing.

Sincerely,

DIAMOND HILL FOCUS FUND

                           THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                           August 31, 2000 (Unaudited)

                                                                         MARKET
       SHARES    SECURITY DESCRIPTION                                    VALUE

    Common Bank Stocks  -  96.1%

    Alabama  -  0.9%
        9,146   Eufaula Bancorp, Inc.                                  $75,454

    California  -  71.9%
       52,784   Northern Empire Bancshares #                           867,637
       45,262   Quaker City Bancorp, Inc. #                            780,770
       30,900   First Republic Bank of San Francisco #                 766,706
       52,475   ITLA Capital Corp. #                                   734,650
       48,475   BYL Bancorp                                            533,225
       24,000   Imperial Bancorp #                                     522,000
       12,113   SJNB Financial Corp.                                   377,017
       35,173   MCB Financial Corp.                                    287,979
       10,000   Pacific Capital Bancorp                                268,125
        5,000   City National Corp.                                    195,313
       25,000   VIB Corp. #                                            151,562
       11,000   North Coast Bank #                                     129,250
        9,242   American River Holdings                                118,413
        9,105   Pacific Crest Capital, Inc.                            114,951
        3,400   Civic Bancorp #                                        105,000
        3,000   BWC Financial Corp. #                                   78,200
        3,000   Borel Bank & Trust                                      59,625
        3,500   Capital Corp of the West #                              40,688
                                                                     ---------
                                                                     6,131,111

    Connecticut  -  1.2%
       11,200   Alliance Bancorp                                       100,800

    Hawaii  -  2.7%
       13,100   Bancwest Corp.                                         231,706

    Massachusetts  -  10%
        9,000   FleetBoston Financial Corp.                            378,000
       17,000   CCBT Financial Companies, Inc.                         306,000
       19,050   Capital Crossing Bank #                                166,687
                                                                       -------
                                                                       850,687

    North Carolina  -  1.3%
        4,000   BB&T Corp.                                             108,250

    New Mexico  -  0.3%
        2,000   First State Bancorp                                     25,250

    New York  -  7.3%
       21,000   North Fork Bancorp                                     375,375
        7,000   Hudson United Bancorp                                  176,313
        3,200   Community Bank Sytem, Inc.                              70,600
                                                                       -------
                                                                       622,288

    Ohio  -  4.5%
        9,000   Provident Financial Group, Inc.                        236,813
       11,410   DCB Financial Corp.                                    148,330
                                                                       -------
                                                                       385,143


  Total Bank Stocks                                                  8,530,689
     (Cost $9,065,368)


Total Common Bank Stocks                                             8,530,689
    (Cost $9,065,368)

Registered Investment Companies  -  4.1%
     363,842   Flex-funds Money Market Fund                             363,842

  Total Registered Investment Companies                                363,842
    (Cost $363,842)


Total Investments  -  100.2%
    (Cost $9,429,210) (a)                                            8,894,531

Liabilities in Excess of Other Assets  -  0.2%                          15,628

Total Net Assets  -  100.0%                                         $8,878,903

State percentages indicated are based on total bank common stocks of $8,530,689.

                           THE BANC STOCK GROUP FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                           August 31, 2000 (Unaudited)


(a) For Federal income tax purposes the aggregate cost basis of investments was $9,429,210 and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation....................           $501,528
     Unrealized depreciation....................        (1,036,207)
     Net unrealized depreciation..................       ($534,679)

#    Represents non-income producing securities.


See accompanying notes to financial statements.



                            Diamond Hill Focus Fund
                            SCHEDULE OF INVESTMENTS
                           August 31, 2000 (Unaudited)

                                                                          MARKET
         SHARES                   SECURITY DESCRIPTION                    VALUE

    Common Stocks  -  80.2%

    Broadcasting & Publishing  -  5.3%
       11,800   A.H. Belo Corp.                                       $225,675

    Commercial Banks -- Western U.S.  -  7.1%
       12,200   First Republic Bank of San Francisco #                 302,713

    Chemical -- Specialty  -  5.2%
       24,850   Crompton Corp.                                         223,650

    Commercial Services  -  12.3%
       14,575   Pittston Brink's Group                                 226,823
       10,100   Viad Corp.                                             296,056
                                                                       -------
                                                                       522,879

    Computer Software & Services  -  19.3%
       10,100   Ceridian Corp.                                         244,294
       22,150   Gartner Group, Inc. #                                  293,487
        8,000   Sunguard Data Systems, Inc. #                          288,000
                                                                       -------
                                                                       825,781

    Drug  -  6.6%
        6,990   Schering-Plough Corp.                                  280,474

    Finance  -  9.9%
        5,500   FleetBoston Financial Corp.                            231,000
       27,550   FINOVA Group, Inc.                                     192,516
                                                                       -------
                                                                       423,516

    Financial Services  -  5.9%
        6,600   Countrywide Credit Industries, Inc.                    249,975

    Food--Diversified  -  5.7%
       13,100   Sara Lee Corp.                                         243,988

    Homebuilding  -  5.2%
       12,000   Crossman Communities, Inc. #                           219,750

                            Diamond Hill Focus Fund
                       SCHEDULE OF INVESTMENTS (Continued)
                           August 31, 2000 (Unaudited)


    Industrial Services  -  5.4%
       10,500   Kaydon Corp.                                           231,656

    Manufacturing  -  6.6%
        7,000   The Black & Decker Corp.                               280,875

    Travel Services  -  5.5%
        8,400   Sabre Holdings Corp.                                   234,150

    Total Common Stocks                                              4,265,082
       (Cost $4,175,065)

    Registered Investment Companies  -  3.9%
        207,410 Flex-funds Money Market Fund                           207,410

    Total Registered Investment Companies                              207,410
       (Cost $207,410)

    Repurchase Agreements  -  10.2%
      539,000   Firstar Trust Co., 4.25%, 09/01/00,
                (Collaterlized by $1,448,000 various
                GNMA Midget, 6.00% - 6.50%,
                03/15/00, market value - $550,057)                     539,000

    Total Repurchase Agreements                                        539,000
      (Cost $539,000)

    Treasury Obligations  -  3.9%
       207,975   Firstar Bank Treasury                                 207,975

    Total Treasury Obligations                                         207,975
       (Cost $207,975)

    Total Investments  -  98.2%
       (Cost $5,129,450) (a)                                         5,219,467

    Assets in Excess of Other Liabilities  -  1.8%                      97,343

    Total Net Assets  -  100.0%                                     $5,316,810

Percentages indicated for common stock categories are based on total common stocks of $4,265,082.

(a) For Federal income tax purposes the aggregate cost basis of investments was $5,129,450 and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................           $154,932
     Unrealized depreciation....................           (64,915)
     Net unrealized appreciation................            $90,017

#    Represents non-income producing securities.


See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                           August 31, 2000 (Unaudited)

                                                The Banc Stock     Diamond Hill
                                                  Group Fund        Focus Fund

Assets
   Investments, at value (cost $9,429,210 and      $8,894,531        $5,219,467
     $5,129,450, respectively)
   Receivable for securities sold                      62,620                 0
   Receivable for fund shares sold                     22,456            94,975
   Receivable for dividends and interest               10,695            12,036
   Prepaid expenses and other assets                    5,581                 0
                                                    ---------         ---------
Total assets                                        8,995,883         5,326,478

Liabilities
   Payable for securities purchased                    62,867                 0
   Payable for fund shares redeemed                    34,950             4,071
   Payable to investment adviser                       10,505             3,165
   Payable for dealer/underwriter commissions           5,033                 0
   Accrued 12b-1 fees - Class A                         3,023               850
   Accrued 12b-1 and shareholder service fees-Class C     599                 0
   Other accrued liabilities                                3             1,582
                                                      -------            ------
Total liabilities                                     116,980             9,668

Total net assets                                   $8,878,903        $5,316,810

Components of Net Assets
   Paid-in capital                                 11,760,623         5,218,568
   Accumulated net investment income (loss)            (5,957)            8,225
   Accumulated net realized gain (loss)            (2,341,084)                0
   Net unrealized appreciation                       (534,679)           90,017
                                                   ----------        ----------
Total net assets                                   $8,878,903        $5,316,810

Net Assets
   Class A Shares                                  $8,810,082        $5,316,810
   Class C Shares                                      68,821
                                                   ----------        ----------
Total                                              $8,878,903        $5,316,810

Capital Stock Outstanding
  (indefinite number of shares authorized,
  $0.10 par value)
   Class A Shares                                     926,559           523,291
   Class C Shares                                       7,305
                                                      -------           -------
Total                                                 933,864           523,291

Net Asset Value, Redemption Price Per Share
   Class A Shares                                       $9.51            $10.16
   Class C Shares                                       $9.42               N/A

Maximum Sales Charge                                     5.75%              N/A

Maximum Offering Price                                 $10.09               N/A
  (Class A Net Asset Value/(100% - Maximum Sales Charge))


See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                            For the six months ended
                          August 31, 2000 (Unaudited)


                                                    The Banc Stock  Diamond Hill
                                                      Group Fund     Focus Fund*

Investment Income (Loss)
Income
   Dividends                                              $32,841       $10,232
   Interest                                                42,845         3,943
                                                           ------        ------
Total income                                               75,686        14,175

Expenses
   Investment management - Class A                         70,045         3,400
   Investment management - Class C                            559             0
   12b-1 distribution - Class A                            10,698           850
   12b-1 distribution - Class C                               256             0
   Shareholder servicing - Class C                             85             0
   Trustee                                                  7,500             0
   Miscellaneous                                                0         1,700
                                                           ------         -----
Total expenses                                             89,143         5,950
                                                           ------         -----
Expenses reimbursed by investment adviser                  (7,500)            0
                                                           ------         -----
Net Expenses                                               81,643         5,950

Net investment income (loss)                               (5,957)        8,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from securities transactions  (1,760,633)           --
Change in net unrealized gain or loss on securities     1,836,971        90,017
                                                        ---------        ------
Net realized and unrealized gain (loss)                    76,338        90,017

Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $70,381       $98,242

*  Commenced operations on June 30, 2000.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (Unaudited)

                                                          THE BANC STOCK        THE BANC STOCK              DIAMOND HILL
                                                              GROUP FUND            GROUP FUND                FOCUS FUND
                                                      For the six months          For the year               Period from
                                                                   ended                 ended            June 30, 2000*
                                                         August 31, 2000     February 29, 2000        to August 31, 2000

Increase (Decrease) in Net Assets
Operations
           Net investment income (loss)                         ($5,957)            ($56,149)                 $8,225
           Net realized gain (loss) from securities          (1,760,633)            (575,746)                      0
             transactions
           Change in net unrealized gain or loss              1,836,971             (678,116)                 90,017
             on securities                                    ----------           ----------                 -------
Net increase (decrease) in net assets resulting                  70,381           (1,310,011)                 98,242
  from operations

Distributions to Class A shareholders
           From net realized gains on investments                    --              (76,735)                     --
                                                              ----------            ---------                 -------
Net decrease in net assets resulting from dividends                  --              (76,735)                     --
  and distributions

Distributions to Class C shareholders
           From net realized gains on investments                     0                 (503)                     --
                                                              ----------            ---------                 -------
Net decrease in net assets resulting from dividends                   0                 (503)                     --
  and distributions

Capital transactions*
           Issued                                             1,515,074              841,617               5,279,539
           Reinvested                                                 0               73,646                       0
           Redeemed                                          (2,189,029)          (5,761,225)                (60,971)

Net increase in net assets resulting from capital              (673,955)          (4,845,962)              5,218,568
  transactions
                                                               ---------          -----------              ----------
Total increase in net assets                                   (603,574)          (6,233,211)              5,316,810

Net assets - beginning of period                              9,482,477           15,715,688                      --

Net assets - end of period                                   $8,878,903           $9,482,477              $5,316,810

*Share information
           Issued                                               165,867               78,775                 529,331
           Reinvested                                                --                7,157                      --
           Redeemed                                            (240,937)            (543,607)                 (6,040)
                                                             -----------           ----------              ----------
Change in shares                                                (75,070)            (457,675)                523,291

*  Commencement of operations.

See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
            For a share outstanding throughout the period (Unaudited)

                                                 Class A         Class C        Class A      Class C        Class A      Class A
                                                 For the         For the        For the       Period        For the       Period
                                              six months      six months           year         from           year         from
                                                   ended           ended          ended      6/3/00*          ended      8/1/97*
                                                 8/31/00         8/31/00        2/29/00   to 2/29/00        2/28/99   to 2/28/98

Net Asset Value, beginning of period               $9.40           $9.34         $10.72       $11.23         $12.75       $10.00

Income from investment operations
         Net investment income (loss)              (0.01)          (0.04)         (0.06)       (0.05)         (0.15)       (0.07)
         Net realized and unrealized gain           0.12            0.12          (1.19)       (1.77)         (1.22)        2.82
                                                   ------          ------         ------       ------         ------       ------
Total from investment operations                    0.11            0.08          (1.25)       (1.82)         (1.37)        2.75

Less dividends and distributions
         From net realized gains                      --              --          (0.07)       (0.07)         (0.66)        0.00
                                                   ------          ------         ------       ------         ------       ------
Total dividends and distributions                     --              --          (0.07)       (0.07)         (0.66)        0.00

Net Asset Value, end of period                     $9.51           $9.42          $9.40        $9.34         $10.72       $12.75

Total return (excludes sales charge)                1.17%(2)        1.60%(2)     -11.75%      -16.29%(2)     -10.79%       27.50%(2)

Ratios/Supplemental Data
         Net assets, end of period ($000)         $8,810             $69         $9,411          $71        $15,716      $13,702
         Ratio of expenses to average net assets    1.89%(1)        2.63%(1)       2.17%        2.74%(1)       2.50%        2.50%(1)
         Ratio of net investment income (loss)     -0.14%(1)       -0.88%(1)      -0.40%       -0.82%(1)      -1.27%       -1.07%(1)
           to average net assets
         Ratio of expenses to average net           2.06%(1)        2.63%(1)       2.26%        2.84%(1)       2.50%        2.50%(1)
           assets before reimbursement of fees
         Ratio of net investment income (loss)     -0.31%(1)       -0.88%(1)      -0.49%       -0.92%(1)      -1.27%       -1.07%(1)
           to average net assets before
           reimbursement of fees
         Portfolio turnover rate                  108.46%(2)      108.46%(2)     119.13%      119.13%(2)      54.07%       26.65%(2)

(1) Annualized.
(2) Not annualized.
*  Commencement of operations.

See accompanying notes to financial statements.

                            DIAMOND HILL FOCUS FUND
                              FINANCIAL HIGHLIGHTS
           For a share outstanding throughout the period (Unaudited)


                                                Period from
                                          June 30, 2000* to
                                            August 31, 2000

Net Asset Value, beginning of period              $10.00

Income from investment operations
         Net investment income (loss)               0.02
         Net realized and unrealized gain           0.14
                                                    ----
Total from investment operations                    0.16

Net Asset Value, end of period                    $10.16

Total return                                        1.60% (2)

Ratios/Supplemental Data
         Net assets, end of period ($000)         $5,317
         Ratio of expenses to average net assets    1.75% (1)
         Ratio of net investment income (loss)      2.42% (1)
           to average net assets
         Portfolio turnover rate                    0.00% (2)

(1)  Annualized.
(2)  Not annualized.

* Commencement of operations. The fund did not open for investors until August 3, 2000. Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.


See accompanying notes to financial statements.

                                    BSG FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

ORGANIZATION

     The BSG Funds, an Ohio business trust (the "Trust"), was organized on January 14, 1997 and is registered under the Investment Company Act of 1940 (the "Act"). The Trust offers two separate series comprised of The Banc Stock Group Fund and the Diamond Hill Focus Fund (each a "Fund" and collectively the "Funds").

     The Trust is authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Trust has an agreement with Diamond Hill Capital Management, Inc., formerly known as Heartland Advisory Group, Inc., (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Funds.

     The Banc Stock Group Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long-term growth. The Fund has issued two classes of Fund shares. The Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Fund's prospectus. Certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Fund's prospectus. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

     The Diamond Hill Focus Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally focuses its investments in a core of 20 to 30 companies.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the Adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the Adviser determines the highest bid price does not accurately reflect the current value, or when restricted

                                    BSG FUNDS
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


securities are being valued, are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

      Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      FEDERAL INCOME TAXES - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS - The Funds intend to distribute substantially all net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute net long-term capital gains and net short-term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

     SECURITY TRANSACTIONS AND RELATED INCOME - The Funds record security transactions on trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

     INVESTMENT INCOME & EXPENSES - Income and realized and unrealized gains and losses are allocated to the separate classes based on their relative net assets. Expenses of the Funds, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder service plans, are allocated to the separate classes, if applicable, based on their relative net assets or other appropriate basis.

PURCHASES AND SALES OF SECURITIES

      Investment transactions (other than short-term investments) for the six months ended August 31, 2000, were as follows:

-------------- --------------------------------- ------------------------------
                   The Banc Stock Group Fund        Diamond Hill Focus Fund
-------------- --------------------------------- ------------------------------
Purchases                   $8,914,001                      $4,175,065
-------------- --------------------------------- ------------------------------
Sales                        7,793,376                              --
-------------- --------------------------------- ------------------------------

                                    BSG FUNDS
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

     Under the Trust's agreement with the Adviser to serve as investment adviser to the Funds, a monthly fee is paid to the Adviser at an annual rate of 1.50% and 1.00% of the average daily net assets of The Banc Stock Group Fund and the Diamond Hill Focus Fund, respectively. Prior to July 1, 2000 the Adviser was paid at an annual rate of 1.70% for The Banc Stock Group Fund. The Adviser pays all of the operating expenses of the Funds except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. The Adviser has made an irrevocable commitment to reimburse the Funds trustee expenses through June 1, 2003. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

      For the six months ended August 31, 2000, the Adviser earned advisory fees of $74,004. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Funds.

     The Trust has agreements with Mutual Funds Service Co. (the "Administrator") to provide transfer agent, fund accounting and administrative services to the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Funds arrangement with the custodian and assistance in the preparation of the Funds registration statement under federal and state laws.

     The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Funds shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by Diamond Hill Capital Management, Inc. For the six months ended August 31, 2000, the Distributor earned underwriter fees and brokerage commissions in the amount of $1,248 and $168, respectively. In addition, Banc Stock Financial Services, Inc. received brokerage commissions for the execution of portfolio purchase and sale transactions in the amount of $57,220.

     Pursuant to Rule 12b-1 of the Act, the Funds have adopted Distribution Plans (the "Plans") that allow each class to pay distribution fees for the sale and distribution of its shares. Additionally, the Plan for Class C shares also allows the class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25% and Class C shares pay annual 12b-1 and service fee expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee) of average daily net assets.

                                    BSG FUNDS
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (For the Banc Stock Group Fund)

--------------- ------------------------------- --------------------------------
                             CLASS A                         CLASS C
--------------- ------------------------------- --------------------------------
                       Shares          Amount           Shares        Amount
--------------- -------------- ---------------- --------------- ----------------
Sold                  165,867       $1,515,074              --           --
Redeemed             (240,627)      (2,186,232)           (310)      (2,797)
Net Increase          (74,760)       ($671,158)           (310)     ($2,797)
(Decrease)
--------------- ------------------------------- --------------------------------
                            CLASS A                          CLASS C
--------------- ------------------------------- --------------------------------
                                                   For the period June 3, 1999
                                                       (commencement of
                       For the year ended             operations) through
                       February 29, 2000                February 29, 2000
--------------- ------------------------------- --------------------------------
                      Shares           Amount           Shares        Amount
      Sold            71,208         $757,142            7,567       $84,475
Reinvested             7,108           73,143               49           503
  Redeemed         (543,607)      (5,761,225)               --            --
                   ---------     ------------       ----------     ---------
Net Increase
   (Decrease)      (465,291)     ($4,930,940)            7,616       $84,978
                   =========     ============       ==========     =========
--------------------------------------------------------------------------------


RECLASSIFICATION OF CAPITAL ACCOUNTS

     The Funds have adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Funds have changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations

FEDERAL TAX INFORMATION

     During the year ended February 29, 2000, the Fund declared long-term capital gain distributions in the amount of $77,238.

     At February 29, 2000, the Fund had unused capital loss carryforwards of $574,249 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2008.

                 (This page has been intentionally left blank.)

                                     [LOGO]

                                BANC STOCK GROUP
                                1105 Schrock Road
                                    Suite 437
                               Columbus, OH 43229